UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 28, 2008

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho
None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IDACORP, Inc.
IDAHO POWER COMPANY
Form 8-K

ITEM 3.03      Material Modification to Rights of Security Holders.

On September 10, 2008, the Rights Agreement between IDACORP, Inc. (IDACORP) and Wells Fargo Bank, N.A., as successor to The Bank of New York, as rights agent, dated as of September 10, 1998, as amended (Rights Agreement), and the preferred share purchase rights (rights) issued thereunder expired in accordance with their terms.  As a result, the shares of IDACORP common stock, without par value, no longer are accompanied by a right to purchase, under certain circumstances, one one-hundredth of a share of IDACORP's A Series Preferred Stock.  IDACORP common shareholders were not entitled to any payment as a result of the expiration of the Rights Agreement and the rights issued thereunder.

ITEM 8.01      OTHER MATTERS.

On August 28, 2008, Idaho Power Company (Idaho Power) filed a Notice of Intent (NOI) with the Oregon Department of Energy to apply for a Site Certificate for its proposed transmission line to be built between the planned Hemingway substation near Murphy, Idaho and Boardman, Oregon (Hemingway-Boardman Line).  The Hemingway-Boardman Line is expected to relieve existing congestion, capacity, and reliability constraints and to allow for the delivery of up to 1,500 MW of additional energy to target service areas, principally in Idaho and Oregon, along with other eastward and Pacific Northwest locations.

The Hemingway-Boardman Line will require permitting approval from the Oregon Energy Facility Siting Council (EFSC).  EFSC is a seven-member council which has authority to approve or disapprove proposed large energy facilities in Oregon.  The EFSC permitting process has two major phases.  The filing of the NOI is the first major step in the permitting process for the Hemingway-Boardman Line.  The NOI describes the proposed line in general terms, allowing the Oregon Department of Energy to gather public comment and enabling state and local agencies to identify the applicable statutes, regulations, and ordinances.  After the Oregon Department of Energy issues a Proposed Order, the second phase would begin when Idaho Power files an Application for Site Certificate with the Oregon Department of Energy.  The permitting process ends when the EFSC enters a decision on whether to issue a Site Certificate for the line and issues a final order.

Idaho Power stated in its NOI that the line would be approximately 300 miles, but the actual length could be longer or shorter depending on the route selected.  Construction costs for single-circuit 500-kV transmission lines are typically estimated at $1.5 million per mile (excluding private right-of-way acquisitions costs), but may vary significantly depending upon route availability, permitting and other variables.  Final costs, routes, construction schedules, line miles and transmission capacity for the Hemingway-Boardman Line will be determined as the NOI and other processes are completed.  Idaho Power's share of the total line costs will also depend upon whether and to what extent ownership partners participate in the line, and the amounts contributed by third-party purchasers of capacity on the line.  The line may be in service as early as 2012.

Certain statements contained in this Current Report on Form 8-K, including statements with respect to future earnings, ongoing operations, and financial conditions, are "forward-looking statements" within the meaning of federal securities laws.  Although IDACORP and IPC believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  Factors that could cause actual results to differ materially from the forward-looking statements include: changes in and compliance with governmental policies, including new interpretations of existing policies, and regulatory actions and regulatory audits, including those of the Federal Energy Regulatory Commission, the North American Electric Reliability Corporation, the Western Electricity Coordinating Council, the Idaho Public Utilities Commission, and the Oregon Public Utility Commission with respect to allowed rates of return, industry and rate structure, day-to-day business operations, acquisition and disposal of assets and facilities, operation and construction of plant facilities, provision of transmission services, including critical infrastructure protection and system reliability, relicensing of hydroelectric projects, recovery of power supply costs, recovery of capital investments, present or prospective wholesale and retail competition, including but not limited to retail wheeling and transmission costs, and other refund proceedings; changes arising from the Energy Policy Act of 2005; changes in tax laws or related regulations or new interpretations of applicable law by the Internal Revenue Service or other taxing jurisdiction, litigation and regulatory proceedings, including those resulting from the energy situation in the western United States, and penalties and settlements that influence business and profitability; changes in and compliance with laws, regulations and policies including changes in law and compliance with environmental, natural resources, endangered species and safety laws, regulations and policies and the adoption of laws and regulations addressing greenhouse gas emissions or global climate change; global climate change and regional weather variations affecting customer demand and hydroelectric generation; over-appropriation of surface and groundwater in the Snake River Basin resulting in reduced generation at hydroelectric facilities; construction of power generation, transmission and distribution facilities, including an inability to obtain required governmental permits and approvals, rights-of-way and siting, and risks related to contracting, construction and start-up; operation of power generating facilities including performance below expected levels, breakdown or failure of equipment, availability of transmission and fuel supply; changes in operating expenses and capital expenditures, including costs and availability of materials, fuel and commodities; blackouts or other disruptions of Idaho Power Company's transmission system or the western interconnected transmission system; impacts from the formation of a regional transmission organization or the development of another transmission group; population growth rates and other demographic patterns; market prices and demand for energy, including structural market changes; fluctuations in sources and uses of cash; results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by factors such as credit ratings and general economic conditions; actions by credit rating agencies, including changes in rating criteria and new interpretations of existing criteria; changes in interest rates or rates of inflation; performance of the stock market and changes in interest rates, which affect the amount of required contributions to pension plans, and the reported costs of providing pension and other postretirement benefits; increases in health care costs and the resulting effect on medical benefits paid for employees; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; homeland security, acts of war or terrorism; natural disasters and other natural risks, such as earthquake, flood, drought, lightning, wind and fire; adoption of or changes in critical accounting policies or estimates; and new accounting or Securities and Exchange Commission requirements, or new interpretation or application of existing requirements.  Any such forward-looking statement should be considered in light of such factors and others noted in the companies' Annual Report on Form 10-K for the year ended December 31, 2007, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008 and other reports on file with the Securities and Exchange Commission.  Any forward-looking statement speaks only as of the date on which such statement is made.  New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  September 16, 2008

IDACORP, Inc.

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Senior Vice President -
Administrative Services
and Chief Financial Officer

IDAHO POWER COMPANY

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Senior Vice President -
Administrative Services
and Chief Financial Officer